February 27, 2009

                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND
                    (SERIES OF WILLIAMSBURG INVESTMENT TRUST)

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 2008

      Michael J. Hofto is responsible for managing the Consumer Discretionary sector for The Government Street Mid-Cap Fund (the "Mid-Cap Fund"), which sector was previously managed by Thomas W. Leavell. Accordingly, the disclosure in the section MANAGEMENT OF THE FUNDS -- THE GOVERNMENT STREET MID-CAP FUND on pages 20-21 of the Prospectus is revised as follows:

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's four Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible are:

o Thomas W. Leavell -- responsible for Healthcare sector. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979.

o Timothy S. Healey -- responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

o Michael J. Hofto -- responsible for Consumer Discretionary sector. Mr. Hofto is a Vice President and the Chief Financial Officer of the Adviser and has served as a Portfolio Manger of the Mid-Cap Fund since May 2008. He joined the Adviser in September 2007, prior to which he was President and Chief Executive Officer of Saunders Engine & Equipment Company Inc. He holds a B.S. degree in Chemical Engineering from Virginia Polytechnic Institute & State University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.10% of its average daily net assets.